June 30,
 1997

                            New York Life Insurance
                            and Annuity Corporation
                              VLI Separate Account

                                  MainStay VP
                               Series Fund, Inc.
UNAUDITED
SEMI-ANNUAL
REPORT



This is a copy of a Report by the MainStay VP Series Fund, Inc. to the Policy Owners. Distribution of this Report to persons other than Policy Owners of the MainStay VP Series Fund, Inc. is authorized only when accompanied or preceded by a current prospectus. This Report does not offer for sale or solicit orders to buy any securities.

These Semi-Annual Reports are submitted for the general information of owners of Variable Life Insurance Policies (the "Policies") of New York Life Insurance and Annuity Corporation.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
To the Owners of NYLIAC Variable Life Policies:

I am pleased to present the unaudited NYLIAC Variable Life Semi-Annual Report for the six month period ended June 30, 1997.

NYLIAC Variable Life offers you life insurance protection and investment opportunities. All of the MainStay VP Series Fund Portfolios are professionally managed and offer a diversified group of funding options. MacKay-Shields Financial Corporation manages the Cash Management Portfolio and New York Life Insurance Company manages the Bond and Growth Equity Portfolios.

The following is a review of the current and anticipated economic conditions that may affect the performance of the investment divisions.

ECONOMIC ENVIRONMENT

Real Gross Domestic Product grew faster than expected in the first half of 1997, accelerating to a 5.9 percent annual rate in the first quarter, before moderating to a more sustainable rate in the second quarter. Surprisingly, inflation has shown no signs of worsening, despite the unemployment rate hovering around 5 percent. The Federal Reserve Board (the Fed) raised its Federal Funds rate by 25 basis points in March to head off persistently strong demand, but refrained from further tightening of monetary policy in May as the economy showed signs of slowing and inflation remained subdued.

The slowdown is most likely temporary, since an unusually mild winter boosted both demand and output in the first quarter, while auto strikes and spring floods adversely affected the second quarter. In addition, consumer confidence has risen to a 28 year high, the soaring stock market has added to the United States' strong economy, and the improving economies of our trading partners should continue to increase demand for our exports. As such, growth is expected to re-accelerate in the second half of the year and remain strong in 1998. With the unemployment rate continuing to remain low, we believe that wages and prices will gradually begin to accelerate, bond yields will begin to rise again, and the Federal Reserve will resume tightening.

The stock market has continued to outperform even the most optimistic expectations, with the Dow Jones Industrial Average(1) gaining another 20 percent in the first half of the year after rising 26 percent in 1996 and 33.5 percent in 1995. The bull market for equities continues to be driven by healthy investment-led growth, strong earnings gains, low inflation, and low interest rates. In the second half of the year, market conditions are likely to become less ideal, but over the longer term, the fundamentals remain excellent, with good prospects for continued disinflation and expanding global opportunities for highly competitive U.S. companies.

On the following pages you will find reports from each of the Portfolio Managers of the MainStay VP Series Fund, Inc. that are available in NYLIAC Variable Life. We look forward to servicing you in the years ahead.


/s/ FREDERICK J. SIEVERT

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation

(1) The Dow Jones Industrial Average is a trademark, and the property of, Dow Jones and Co., Inc.

--------------------------------------------------------------------------------

MAINSTAY VP SERIES FUND, INC. PORTFOLIOS

MACKAY-SHIELDS FINANCIAL CORPORATION

ADVISER'S REPORT

Market Overview

The first half of 1997 was a tale of two markets: interest rate fears in the first quarter and corporate earnings in the second. In February, Alan Greenspan, Chairman of the Federal Reserve Board, "the Fed," began to suggest strongly and repeatedly that the equity market was experiencing "irrational exuberance", with resulting conditions that were not sustainable. Nevertheless, the stock market continued its upward ascent to record levels. Finally, the Federal Funds' rate was raised 25 basis points at the end of March, which contributed to the S&P 500's(1) subsequent nine percent dip that lasted until April 11.

Shortly after the Fed tightening, however, economic growth began to substantially moderate. The rise in personal income slowed, resulting in softer retail sales. The deceleration in growth was also evident in the industrial sector as construction expenditures and orders for durable goods declined. Currently, the general consensus on second quarter GDP growth is between 1 1/2% - 2 1/2%. This moderation has caused a strong rebound in bond prices as the odds of another tightening by the Fed have been greatly reduced. The benchmark 30-year Treasury yield decreased from just over 7.00% in the early part of June to 6.78% by the end of June.

In the first weeks of the second quarter as companies reported their first quarter earnings, investors realized earnings trends remained strong. Approximately 70% of the S&P 500 companies reported better than expected earnings. The earnings picture in combination with a slowly growing economy, relatively low interest rates, benign inflationary pressures, high employment and greater productivity enabled investors to bury their economic fears and ride the market up to record highs through the end of the second quarter of 1997. The average Lipper(2) U.S. stock fund returned in excess of 15% during the second quarter, more than stocks have historically returned annually since 1929. The S&P 500 returned 17.47%, the Dow Jones Industrial Average(3) 17.05% and the NASDAQ(4) returned 18.04%.

However, not all stocks and sectors participated equally in this stellar performance. The largest 10 stocks in the S&P 500 which constitute 19% of the Index's market capitalization, contributed more than half of the entire market's return during the second quarter. And when analyzing returns since the beginning of 1995, the "nifty fifty" (fifty of the largest S&P 500 stocks measured by market capitalization) have returned twice what their smaller capitalization siblings have returned. This phenomena has not occurred in the past to the same degree as today. Almost all industries were affected; the largest companies posted the highest returns, with large gaps between the best performers and all others. Most managers were encouraged by the behavior of the economy-- growth without inflationary pressures--and diversified their holdings to include smaller capitalization issues and cyclical issues. As a result, most stock mutual funds did not outpace the S&P 500 Index for the first half of 1997.

This market euphoria extended to international funds as well, with the average Lipper international equity fund returning 10.55% in the latest quarter. International equity markets rebounded as they refocused on the positives of world growth. For the most part, foreign economies, particularly in Europe, have begun to show an increase in activity and consequently, equity markets have begun to adjust prices to reflect better future earnings. During the second quarter, there was an initial negative knee-jerk reaction to the uncertain politics in the formation of the European Union and the surprise victory of a Socialist coalition government in France. European equity markets then realized the positive impact of the French electorate's vote for growth and lower unemployment. In Asia, both Hong Kong and Japan performed well. In the case of Hong Kong, the celebration of the return to a unified country, helped spur the market to return 20.3%. Growing evidence of Japan's economic recovery coupled with low inflation and low interest rates is starting to benefit the stock market.

While the specter of rising interest rates in the U.S. and Japan made for stormy international fixed income markets in the first quarter, clear skies and calm seas dominated the second quarter. A slowing U.S. economy and continued low inflation put the Fed on hold while in parts of Europe, official interest rates continued to decline and inflation reached post-war lows. In the dollar block, Australia and New Zealand bonds rallied strongly due to lower rates engineered by their respective central banks.

--------------------------------------------------------------------------------

While investors continued to pour money into the stock market through mutual funds (in excess of $50 billion in the second quarter alone), bond funds are now gaining some attention from investors who seek diversification and some potential protection in the midst of the stock market rise. Bond funds saw approximately $4 billion added to their coffers during the second quarter. The soaring gains of the stock market during the second quarter overshadowed the average Lipper taxable bond fund return of 3.55%. If a stock market correction were to take place, traditional bond funds could make a comeback. As was proven in 1994, bonds can be volatile, and investors should not count on consistent returns. Moreover, currently investors' largest inflows are towards the high yield and emerging market debt--the riskiest sectors of the bond market. If the economy continues its slowing pace, a longer term bond rally could result as inflation and interest rate fears dwindle.

Several factors have influenced and will continue to influence the market for the foreseeable future. Companies are globalizing, and competition makes it nearly impossible to raise prices. As a result, inflation remains muted. Rather than raising prices, companies are increasing productivity through technology and improved utilization of resources. Lastly, baby boomers are pouring money into the market for their retirement. The average investor has more information now than many professional investors had twenty years ago.

There are, however, a number of risks over the coming months. A major risk would be if unemployment falls much further, wage pressure will inevitably build, and since wages comprise two thirds of the CPI(5), inflation could become more pronounced, derailing the progress of the markets. Another risk is whether mutual fund inflows will continue at their torrid pace. It is at this point undetermined if the baby boomers who are responsible for most mutual fund inflows, would continue their contributions in the wake of a market correction.

Ravi Akhoury
Chairman and Chief Executive Officer
MacKay-Shields Financial Corporation

(1) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.
(2) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(3) The Dow Jones Industrial Average is a trademark, and the property of, Dow Jones and Co., Inc.
(4) "NASDAQ Composite Index" is an unmanaged index and is considered to be generally representative of the U.S. small capitalization stock market.
(5) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

--------------------------------------------------------------------------------

NEW YORK LIFE INSURANCE COMPANY

ADVISER'S REPORT

Market Overview

The first half of 1997 produced another period of attractive investment returns for the U.S. financial markets, with particularly strong performance from the stock market with the S&P 500(1) up 20.62%.

The year began on a positive note, but with some weakness in the debt markets as continued economic growth led to investor fears of accelerating inflationary pressures. During the second quarter these fears abated and interest rates returned to levels close to where they began the year. By June 30, inflation was running at 1.4%, down from 3.2% at year end. Corporate earnings have continued to grow and the dollar remains strong.

The stock market has reached historically high price levels in both absolute and relative terms. By the end of the second quarter, the valuation multiple for the S&P 500 had increased to over 22 times earnings and the dividend yield declined to 1.87%. The market was led by large capitalization stocks which benefited from significant inflows into index funds.

The bond market produced returns close to the underlying interest income rate, with little price movement from year-end to mid-year. In general, spreads have continued to narrow on corporate and mortgage-backed securities as the credit quality of corporate America improves and interest rate volatility stays subdued.

Looking forward, we see continued economic growth in the U.S. and a pick-up in growth overseas. Ultimately, we believe some modest increase in inflation is inevitable, which, combined with growing demand for financing from overseas, can be expected to lead to modestly higher rates.

We continue to see value in both markets. In the bond market, we see value in corporate debt relative to mortgage-backed securities. We continue to emphasize quality. In the stock market, we will be looking for opportunities in mid-capitalization stocks selling at acceptable multiples and non-cyclical sectors such as multinationals, consumer staples and healthcare.

Jean Hoysradt
Senior Vice President
in Charge of the Investment Department
New York Life Insurance Company

(1) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation.
    The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

--------------------------------------------------------------------------------

MAINSTAY VP
CASH MANAGEMENT PORTFOLIO

MARKET HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- Strong economic growth in the first quarter led to a Federal Reserve Board move to raise interest rates 25 basis points at the end of March.

- Slower economic growth in the second quarter led to uncertainty over whether the Federal Reserve Board would continue to raise interest rates.

- In this environment, longer maturity money market securities offered higher yields and we extended maturities to add yield.

- As interest rates became more uniform across the maturity spectrum in the second quarter, the advantages of having longer securities decreased and we shortened our average days to maturity.

PORTFOLIO HIGHLIGHTS FOR THE SIX MONTHS ENDED 6/30/97

- For the 7-day period ended 6/30/97, the MainStay VP Cash Management Portfolio provided an effective yield of 5.33% and a current yield of 5.19%.

- The Portfolio outperformed the average Lipper(1) money market fund for the six-month and one-year periods and since its inception through 6/30/97.

- The Portfolio's outperformance resulted from the managers' adjustments in days to maturity and careful selection of yield-enhancing securities.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

During the first half of 1997, the money market was strongly influenced by perceptions of when and how the Federal Reserve Board (Fed) would move to adjust interest rates. At the end of March, a preemptive 25 basis point increase in the Federal Funds rate shifted the opportunity spectrum and raised concerns about whether-- and if so, when--further Fed tightening might occur.

Investors with short average maturities in the first quarter and longer ones in the second were able to pick up substantial improvements in yield. Domestic money market securities tended to underperform U.S. dollar-denominated Yankee issues. Other yield-enhancing securities offered attractive opportunities to investors who could properly assess the risks and reward potential.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO DO IN THE FIRST HALF OF 1997?

For the 7-day period ended 6/30/97, the MainStay VP Cash Management Portfolio provided an effective yield of 5.33% and a current yield of 5.19%. For the six-month, one-year, and since-inception periods, the Portfolio outperformed the average Lipper money market fund.

WHAT ACCOUNTED FOR THE PORTFOLIO'S PERFORMANCE?

In the first quarter, we kept the average maturity short because there was no yield advantage to lengthening. When the Federal Reserve raised rates, the Portfolio was well positioned. In the second quarter, we lengthened the Portfolio's average maturity, which also proved to be beneficial for investors when the Fed failed to make another move.

WHAT GAVE YOU THE CONFIDENCE TO LENGTHEN?

Amid all the speculation and conflicting reports, we looked at the overall probability of the Fed taking further action. We saw stable unemployment, stable inflation, and declining commodity prices. We looked at auto sales and housing starts, which are general indicators of the rate of economic growth. On balance, these factors gave us the confidence to extend the Portfolio's days to maturity in the second quarter, and it proved to be the right decision.

--------------------------------------------------------------------------------

WHICH SECURITIES HELPED PERFORMANCE THE MOST?

In the first quarter, the Portfolio's floating-rate notes contributed significantly to performance. In the second quarter, short fixed-coupon notes helped us extend the Portfolio's days to maturity and enhance yield.

HOW FAR DID YOU EXTEND THE PORTFOLIO'S DAYS TO MATURITY?

Over the first six months, the Portfolio's days to maturity averaged in the low to mid-50s. In the second quarter, we went out as far as 65 days, but we didn't make any huge bets. We tried to stay within 10 days of what we took to be the average in the Portfolio's universe. An important point to keep in mind is that when we extended the days to maturity, the yield curve was relatively steep, so we were well paid for the extensions. As the second quarter came to a close, the yield curve flattened considerably, so we moved the Portfolio to a more neutral position. If rates are relatively similar across the maturity spectrum, we don't think it is worthwhile to tie up the Portfolio's money for longer periods.

HOW ELSE DID YOU SEEK TO INCREASE YIELD?

We didn't put all of the Portfolio's money in plain vanilla domestic securities. We do a considerable amount of research to find opportunities in asset-backed securities, callable certificates of deposit, and Yankee issues. We have a sufficient understanding of these securities to take greater advantage of opportunities than newcomers to these markets.

WHAT'S A CALLABLE CERTIFICATE OF DEPOSIT?

It's generally a 6- to 12-month CD that can be called every one or three months, depending on what looks attractive to the issuer. We put these CDs into the Portfolio at times when we think interest rates are going to be stable. But sometimes, when you think rates are going up, they'll give you a higher rate, and if they're called before they mature, they can become a very attractive three-month piece of paper. We've invested in callable CDs, but have recently decreased the Portfolio's holdings as they matured.

WHY HAVE YOU DONE THAT?

We've taken them about as far as we can. Approximately 10% of the Portfolio's holdings were in callable CDs, but we have since reduced the Portfolio's position to around 4%. As volatility has decreased over the reporting period, the attractiveness--and issuance--of callable paper has also declined.

ARE THERE AREAS WHERE YOUR RESEARCH IS BENEFITING THE PORTFOLIO?

Definitely. We've added several Yankee issues to the Portfolio, which required a good deal of research and analysis. During the first half of the year, the Portfolio held paper from Japan and Europe. Of course, all of this paper is denominated in U.S. dollars and rated in the top-tier of quality, so there's no currency risk.

Given the problems Japan has had in the past, investors were skeptical, which helped us buy at attractive prices. Europe has also offered better opportunities than it has in the past, but it is important to research and analyze these issues to know which names to buy.

WHAT TYPE OF RESEARCH SUPPORT DO YOU HAVE?

We have a quantitative credit research team, experts in asset-backed securities, and our own background in managing these types of securities on a daily basis. Together, we believe these resources help put us in a favorable position on the education curve and help us analyze potential yield opportunities for the Portfolio more effectively.

DOES THE SIZE OF THE PORTFOLIO OFFER ANY ADVANTAGES?

It may. The Portfolio is not like some large money market funds that need to own huge amounts of Treasury paper just to meet prospectus requirements or daily liquidity needs. We can pretty much invest where we believe yield opportunities exist while maintaining quality. Additionally, we can ladder the Portfolio's maturities across the spectrum, rather than having a lot of short paper to meet daily liquidity concerns and a lot of longer paper to increase the Portfolio's average days to maturity. That gives us a relatively balanced approach in managing the Portfolio, as compared to other money markets, which we think is good for investors.

--------------------------------------------------------------------------------

WHAT IS THE CREDIT QUALITY OF THE SECURITIES WITHIN THE PORTFOLIO?

A1-P1(2), which is the highest quality rating. Much of the paper the Portfolio owns is backed by letters of credit. The Portfolio's asset-backed paper is high quality, often overcollateralized or backed by guarantees. We're very attentive to quality in our day-to-day management of the Portfolio.

WHAT DO YOU ANTICIPATE DURING THE REST OF THE YEAR?

We can't say exactly where interest rates will head or whether inflation will heat up, but we're relatively optimistic. We think there will be enough earnings improvement to keep companies growing at a modest pace, and we don't anticipate the market trading much higher in terms of yield--at least not in the foreseeable future. Whatever happens, we'll continue to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Ravi Akhoury
Frank Salem
Jessica Terc
Portfolio Managers
MacKay-Shields Financial Corporation

EASING/TIGHTENING When the Federal Reserve lowers interest rates on benchmark securities, it is said to be "easing" or making borrowing more affordable. When it raises interest rates, it is said to be "tightening" or making borrowing more expensive.

AVERAGE MATURITY Maturity is the termination date of an obligation or the length of time an income security is required to pay interest. Average maturity reflects the average of the maturities of all income securities in a portfolio.

YIELD The income per share (or current value of a security) paid to investors over a specified period of time as a percentage of the cost of the security. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YANKEE ISSUES Dollar-denominated income securities issued in the United States by foreign banks and corporations, usually when conditions in the U.S. are more favorable than in other markets, including the issuer's domestic market overseas.

LIQUIDITY The ability of a security to be readily traded or exchanged for cash. Generally speaking, the larger an issuer's capitalization, the more liquid its securities are likely to be. For a money market fund, liquidity may refer to the amount of cash that must be readily available to meet day-to-day redemptions.

CREDIT QUALITY A measure of an individual issuer's ability to repay principal and interest on its income securities--or a measure of the general credit risk of securities in an income portfolio.

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

(2) Rated by Moody's Investor Service and Standard & Poor's.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------

MAINSTAY VP
BOND PORTFOLIO

The MainStay VP Bond Portfolio registered a return of 2.69% for the six months ended June 30, 1997. The Portfolio's performance was in line with the average A rated corporate bond fund in the Lipper(1) universe, which returned 2.84% over the same period.

During the first quarter, fixed income market participants were concerned about an overheating economy and a restrictive Federal Reserve Bank. The ten year U.S. Treasury note rose 49 basis points to 6.90%. In the second quarter, market sentiment shifted. Weak retail sales numbers caused the market to ponder whether the U.S. consumer was finally taking a break. The market also focused on an improving budget deficit and benign inflation statistics. The price of a ten year U.S. Treasury note rallied as its yield dropped 41 basis points to 6.49%.

Consistent with our constructive outlook for the economy, during the first six months of 1997, we shifted assets from the government to the corporate and mortgage-backed sectors, enhancing the Portfolio's income, and adding some credit risk. We accomplished this while maintaining our long-term conservative approach to managing the Portfolio.

Looking forward, we will watch for signs of economic growth picking up after a second quarter lull. If this occurs, the Federal Reserve could resume tightening. We will adjust the Portfolio accordingly, seeking to outperform the market.

Albert R. Corapi, Jr.
Celia M. Holtzberg
Portfolio Managers
New York Life Insurance Company

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MAINSTAY VP
GROWTH EQUITY PORTFOLIO

The MainStay VP Growth Equity Portfolio reported a strong return of 14.16% for the six month period ended June 30, 1997. The Portfolio's results in the first half of 1997 were favorable versus the Lipper(1) Growth Fund Average return of 13.57%; however, the Portfolio trailed the S&P 500(2) return of 20.62%. The Portfolio's outperformance of its peer group was a result of the strong performance of its health care holdings, particularly its pharmaceutical stocks. The solid performance of technology stocks also contributed to the Portfolio's positive first half results. The Portfolio's underperformance relative to the S&P 500 was due to the superior performance of a narrow group of larger capitalization issues within the index.

The equity market reported its fourth strongest first half gain in the past 50 years. Equity prices rose faster than most investors expected, largely owing to positive surprises regarding inflation, which was lower than forecast, and corporate profits, which exceeded consensus expectations. In fact, the equity market shrugged off the Federal Reserve tightening in March as more of a preventive action against future inflation. To add further fuel to the market, liquidity remained positive throughout the first half of the year, given the structural demand for stocks via strong equity mutual fund inflows and record levels of mergers and acquisitions.

As we approach the second half of 1997, we remain positive on the equity market, given our forecast for moderate economic growth and low price inflation, which should continue to have a favorable impact on long-term interest rates. We expect the equity market to extend its upward trend as inflation remains under control and price/earnings ratios expand. Further, given the performance of the equity market for the last few years and underlying favorable economic conditions in place, we expect the supply/demand environment for stocks to remain strong. Thus, we continue to focus the Portfolio toward more stable larger capitalization multinational stocks which typically generate consistent earnings growth. In particular, we are adding to positions in the less cyclical consumer staple and health care sectors.

Our investment strategy continues to focus on identifying and investing in quality growth companies which sell at reasonable valuations. We remain disciplined in our stock selection process, weighing both the long-term and short-term probabilities for price appreciation of each stock in the Portfolio.

James Agostisi
Patricia Rossi
Portfolio Managers
New York Life Insurance Company

(1) Lipper Analytical Services, Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies.
(2) "Standard and Poor's 500 Composite Stock Price Index" and "S&P 500" are registered trademarks of the Standard & Poor's Corporation. The MainStay VP Series Fund, Inc. is neither sponsored by nor affiliated with Standard & Poor's Corporation. The S&P 500 is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions.

Included is the reinvestment of all distributions at net asset value and the change in share price for the stated period. Total returns shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997
(Unaudited)

                                                                 COMMON STOCK        BOND        MONEY MARKET
                                                                  INVESTMENT      INVESTMENT      INVESTMENT
                                                                   DIVISION        DIVISION        DIVISION
                                                                 --------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund, Inc., at net asset
    value
    (Identified Cost: $22,435,673; $8,593,701; $1,715,174,
    respectively)..............................................  $28,468,546     $8,548,186      $1,715,134

LIABILITIES:
  Liability for mortality and expense risk charges.............       24,982          7,514           1,462
                                                                 -----------     ----------      ----------
      Total equity.............................................  $28,443,564     $8,540,672      $1,713,672
                                                                 ===========     ==========      ==========

TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners.......................................  $28,443,564     $8,540,672      $1,713,672
                                                                 ===========     ==========      ==========

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997
(Unaudited)

                                                                 COMMON STOCK        BOND        MONEY MARKET
                                                                  INVESTMENT      INVESTMENT      INVESTMENT
                                                                   DIVISION        DIVISION        DIVISION
                                                                 --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..............................................  $       --      $       --      $   42,466
  Mortality and expense risk charges...........................     (46,449)        (14,693)         (2,935)
                                                                 ----------      ----------      ----------
      Net investment income (loss).............................     (46,449)        (14,693)         39,531
                                                                 ----------      ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments............................   1,319,034         367,623          89,790
  Cost of investments sold.....................................  (1,008,469)       (366,399)        (89,796)
                                                                 ----------      ----------      ----------
      Net realized gain (loss) on investments..................     310,565           1,224              (6)
  Realized gain distribution received..........................       6,634              --              --
  Change in unrealized appreciation (depreciation) on
    investments................................................   3,272,520         223,482              16
                                                                 ----------      ----------      ----------
      Net gain on investments..................................   3,589,719         224,706              10
                                                                 ----------      ----------      ----------
  Increase (decrease) attributable to funds of New York Life
    Insurance and Annuity Corporation retained by Separate
    Account....................................................      (1,432)            (31)             40
                                                                 ----------      ----------      ----------
      Net increase in total equity resulting from operations...  $3,541,838      $  209,982      $   39,581
                                                                 ==========      ==========      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN TOTAL EQUITY
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                    COMMON STOCK                    BOND                    MONEY MARKET
                                                 INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                              -------------------------   -------------------------   -------------------------
                                                 1997          1996          1997          1996          1997          1996
                                              ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............  $   (46,449)  $   137,300   $   (14,693)  $   512,701   $    39,531   $    73,930
    Net realized gain (loss) on
      investments...........................      310,565       395,993         1,224         2,737            (6)          (28)
    Realized gain distribution received.....        6,634     3,192,366            --            --            --            --
    Change in unrealized appreciation
      (depreciation) on investments.........    3,272,520     1,389,110       223,482      (374,919)           16            21
    Increase (decrease) attributable to
      funds of New York Life Insurance
      and Annuity Corporation retained
      by Separate Account...................       (1,432)       (2,086)          (31)         (126)           40            74
                                              -----------   -----------   -----------   -----------   -----------   -----------
      Net increase in total
        equity resulting from operations....    3,541,838     5,112,683       209,982       140,393        39,581        73,997
                                              -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and withdrawals:
    Policyowners' premium payments..........    1,086,640     2,298,926       507,971     1,025,979        97,676       320,328
    Cost of insurance.......................     (415,604)     (807,956)     (153,807)     (334,494)      (14,385)      (47,262)
    Policyowners' surrenders................   (1,489,450)   (2,306,030)     (461,038)     (976,667)      (71,064)     (187,191)
    (Withdrawals), net of repayments, due to
      policy loans..........................      (99,627)     (270,862)      (39,826)      (32,115)      (11,882)       (4,041)
    Policyowners' death benefits............      (16,317)      (42,685)      (10,187)      (15,047)       (3,152)       (2,877)
    Transfers between Investment
      Divisions.............................       26,248        78,850       (28,789)       60,956         2,647      (138,536)
                                              -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        withdrawals.........................     (908,110)   (1,049,757)     (185,676)     (271,388)         (160)      (59,579)
                                              -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in total
          equity............................    2,633,728     4,062,926        24,306      (130,995)       39,421        14,418
TOTAL EQUITY:
    Beginning of period.....................   25,809,836    21,746,910     8,516,366     8,647,361     1,674,251     1,659,833
                                              -----------   -----------   -----------   -----------   -----------   -----------
    End of period...........................  $28,443,564   $25,809,836   $ 8,540,672   $ 8,516,366   $ 1,713,672   $ 1,674,251
                                              ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by New York Life Insurance and Annuity Corporation. Effective July 1, 1988, sales of such policies were discontinued.
  The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.
  There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.
  No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.
  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.
  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.
  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At June 30, 1997, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                       GROWTH EQUITY                                CASH MANAGEMENT
                                                         PORTFOLIO           BOND PORTFOLIO            PORTFOLIO
                                                    -------------------    -------------------    -------------------
                                                       COMMON STOCK               BOND               MONEY MARKET
                                                    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                    -----------------------------------------------------------------
Number of shares.................................           1,339                    649                  1,715
Identified cost*.................................         $22,436                $ 8,594                $ 1,715

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Transactions in MainStay VP Series Fund, Inc. shares for the six months ended June 30, 1997, were as follows:

                                                       GROWTH EQUITY                                CASH MANAGEMENT
                                                         PORTFOLIO           BOND PORTFOLIO            PORTFOLIO
                                                    -------------------    -------------------    -------------------
                                                       COMMON STOCK               BOND               MONEY MARKET
                                                    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                                    -----------------------------------------------------------------
Purchases........................................         $   371                $   167                $   129
Proceeds from sales..............................           1,319                    368                     90

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------
VLI Separate Account is charged for the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of 0.35% of the daily net asset value of each Investment Division. New York Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Divisions represents funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

--------------------------------------------------------------------------------
NOTE 5-- Cost to Policyowners (in 000's):
--------------------------------------------------------------------------------

At June 30, 1997, the cost to Policyowners with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                                 COMMON STOCK        BOND        MONEY MARKET
                                                                  INVESTMENT      INVESTMENT      INVESTMENT
                                                                   DIVISION        DIVISION        DIVISION
                                                                 --------------------------------------------
Cost to Policyowners (net of withdrawals).....................     $ 28,971        $ 15,052        $  3,413
Sales charges.................................................      (13,086)         (6,545)         (1,577)
Cost of insurance.............................................      (11,051)         (5,444)         (1,261)
Accumulated net investment income.............................        1,954           5,152           1,142
Accumulated net realized gain on investments and realized gain
  distributions received......................................       15,638             379              --
Unrealized appreciation (depreciation) on investments.........        6,033             (46)             --
Decrease attributable to funds of New York Life Insurance and
  Annuity Corporation retained by Separate Account............          (15)             (7)             (3)
                                                                   --------        --------        --------
Net amount applicable to Policyowners.........................     $ 28,444        $  8,541        $  1,714
                                                                   ========        ========        ========

                                                   MAINSTAY VP SERIES FUND, INC.

--------------------------------------------------------------------------------
To Policyowners:

The assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III (formerly NYLIAC LifeStages(SM) Separate Account), NYLIAC Variable Universal Life Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account are invested in shares of MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.). In addition, the assets of NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III and NYLIAC Variable Universal Life Separate Account I may be invested in Acacia Capital Corporation, the Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, the Janus Aspen Series and the Morgan Stanley Universal Funds Inc., which are not affiliated with MainStay VP Series Fund, Inc. or NYLIAC and any of its subsidiaries.

At the Annual Meeting of the Board of Directors of the Fund held on February 18, 1997, executive officers of the Fund were elected. On May 14, 1997, a dividend distribution was paid to NYLIAC Variable Annuity Separate Account I, NYLIAC Variable Annuity Separate Account II, NYLIAC Variable Annuity Separate Account III, NYLIAC Variable Universal Life Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account I, New York Life Insurance and Annuity Corporation MFA Separate Account II and New York Life Insurance and Annuity Corporation VLI Separate Account as the sole shareholders of record of MainStay VP Series Fund, Inc.

The financial information included herein as of June 30, 1997, and for the period then ended, is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.


/s/ RICHARD M. KERNAN, JR.

Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

SHORT-TERM
INVESTMENTS (100.1%)+
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    --------------------------
BANK NOTES (2.9%)
American Express Centurion Bank
 5.66%, due 9/12/97 (b)(c)........  $1,000,000    $    999,979
Boatmens Credit Card Bank
 5.67%, due 8/8/97 (b)(c).........   3,000,000       2,999,941
                                                  ------------
                                                     3,999,920
                                                  ------------
CERTIFICATES OF DEPOSIT (2.9%)
Abbey National Treasury Services
 PLC 5.64%, due 11/3/97 (c).......   1,000,000         998,651
Sanwa Bank Ltd. 6.28%, due 7/10/97
 (c)..............................   3,000,000       3,000,369
                                                  ------------
                                                     3,999,020
                                                  ------------
COMMERCIAL PAPER (85.6%)
Allianz of America Finance Corp.
 5.60%, due 10/22/97 (a)..........   2,400,000       2,357,813
American General Corp.
 5.58%, due 7/15/97...............   1,975,000       1,975,000
Banca CRT Financial Corp.
 5.38%, due 9/2/97................   1,000,000         990,585
 5.72%, due 11/17/97..............   5,000,000       4,889,572
Banco Real S.A., Grand Cayman
 5.60%, due 10/2/97...............   4,400,000       4,336,347
BankAmerica Corp.
 5.65%, due 9/19/97...............   3,000,000       2,962,333
BCI Funding Corp.
 5.41%, due 7/7/97................   5,100,000       5,095,402
BEAL Cayman Ltd. (Brazil) Series A
 5.57%, due 8/26/97...............   2,400,000       2,379,205
BHF Finance (DE) Inc.
 5.68%, due 12/1/97...............   2,000,000       1,951,720
BTR Dunlop Finance Inc.
 5.67%, due 11/18/97 (a)..........   4,000,000       3,911,800
China International Marine
 Containers (Group) Ltd.
 5.66%, due 8/5/97................   4,000,000       3,977,989
China Light & Power Co. Ltd.
 5.65%, due 7/14/97...............   2,000,000       1,995,919
Compagnie Bancaire USA Finance
 Corp.
 5.40%, due 7/21/97...............   5,000,000       4,985,000
 5.65%, due 7/10/97...............   1,000,000         998,588
Cregem North America Inc.
 5.62%, due 8/18/97...............   3,000,000       2,977,520
Demir Funding Corp. II Series B
 5.65%, due 7/16/97...............   3,000,000       2,992,937
Formosa Plastics Corp. U.S.A.
 5.60%, due 9/2/97................   3,000,000       2,970,600
Garanti Funding Corp. II Series B
 5.63%, due 7/10/97...............   2,300,000       2,296,763
General Electric Capital Corp.
 5.58%, due 7/8/97 (c)............   3,500,000       3,500,000

                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    --------------------------
COMMERCIAL PAPER (Continued)
Goldman, Sachs & Co.
 5.55%, due 7/2/97................  $2,650,000    $  2,649,591
Gotham Funding Corp.
 5.72%, due 8/7/97 (a)............   1,000,000         994,121
Great Lakes Chemical Corp.
 5.53%, due 7/3/97 (a)............   2,400,000       2,399,263
Hitachi Credit America Corp.
 5.66%, due 7/25/97...............   2,300,000       2,291,321
Industrial Bank of Korea
 5.70%, due 9/12/97...............   2,950,000       2,915,903
 5.72%, due 8/26/97...............   3,500,000       3,468,858
Korea Development Bank
 5.65%, due 9/3/97................   5,900,000       5,840,738
Merrill Lynch International
 (Australia) Ltd.
 5.56%, due 7/7/97................   1,650,000       1,648,471
Minmetals Capitals & Securities
 Inc.
 5.30%, due 8/12/97...............   2,000,000       1,987,633
 5.67%, due 8/12/97...............   2,000,000       1,986,770
Mitsui & Co. (USA) Inc.
 5.61%, due 8/15/97...............     400,000         397,195
Monsanto Co.
 5.61%, due 9/23/97 (a)...........   2,000,000       1,973,820
Nacional Financiera S.N.C., Grand
 Cayman Series A
 5.60%, due 8/20/97...............   2,000,000       1,984,444
Pemex Capital Inc.
 5.62%, due 9/26/97...............   2,000,000       1,972,837
Petroleo Brasileiro S.A.-Petrobras
 5.61%, due 7/10/97...............   1,000,000         998,597
Philip Morris Cos. Inc.
 6.10%, due 7/1/97................   5,170,000       5,170,000
Rubbermaid Inc.
 5.55%, due 7/1/97 (a)............   2,309,000       2,309,000
San Paolo U.S. Financial Co.
 5.60%, due 9/11/97...............   3,850,000       3,806,880
 5.77%, due 9/10/97...............   2,500,000       2,471,551
Songs Fuel Co.
 5.60%, due 8/4/97................   3,092,000       3,075,647
Svenska Handelsbanken Inc.
 5.62%, due 7/25/97...............   2,500,000       2,490,633
Twin Towers Inc.
 5.64%, due 7/17/97 (a)...........     875,000         872,807
UNIfunding Inc.
 5.39%, due 7/9/97................   5,000,000       4,994,011
 5.70%, due 11/12/97..............   1,600,000       1,566,053
                                                  ------------
                                                   117,811,237
                                                  ------------
FEDERAL AGENCIES (5.4%)
Federal Home Loan Bank
 5.67%, due 3/5/98
 (call date 9/5/97) (c)...........   5,000,000       5,000,000
 5.84%, due 11/24/97 (c)..........   2,500,000       2,500,000
                                                  ------------
                                                     7,500,000
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL      AMORTIZED
                                      AMOUNT          COST
                                    --------------------------
MEDIUM-TERM NOTES (3.3%)
American General Finance Corp.
 7.70%, due 11/15/97 (c)..........  $2,500,000    $  2,514,449
Sony Capital Corp. 5.78%, due
 8/29/97 (a)(b)(c)................   2,000,000       2,000,000
                                                  ------------
                                                     4,514,449
                                                  ------------
Total Short-Term Investments
 (Amortized Cost $137,824,626)
 (d)..............................       100.1%    137,824,626
Liabilities in Excess of
 Cash and Other Assets............        (0.1)       (206,115)
                                         -----    ------------
Net Assets........................       100.0%   $137,618,511
                                         =====    ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at June 30, 1997.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Banks #.....................  $ 87,177,816        63.3%
Brokerage...................     4,298,063         3.1
Chemicals...................     4,373,083         3.2
Conglomerates...............     5,897,195         4.3
Federal Agencies............     7,500,000         5.4
Finance.....................    11,695,090         8.5
Household Products..........     2,309,000         1.7
Insurance...................     4,332,813         3.1
Tobacco.....................     5,170,000         3.8
Utilities...................     3,075,647         2.2
Utilities-Electric..........     1,995,919         1.5
                              ------------       -----
                               137,824,626       100.1
Liabilities in Excess of
  Cash and Other Assets.....      (206,115)       (0.1)
                              ------------       -----
Net Assets..................  $137,618,511       100.0%
                              ============       =====

------------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (amortized cost $137,824,626)........   $137,824,626
  Cash...................................          1,250
  Receivables:
    Fund shares sold.....................      3,193,006
    Investment securities sold...........      2,000,000
    Interest.............................        466,372
                                            ------------
        Total assets.....................    143,485,254
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......      5,169,124
    Adviser..............................         26,044
    Fund shares redeemed.................         22,876
    Administrator........................         10,418
    NYLIAC...............................         10,418
    Custodian............................          3,642
    Directors............................             76
  Accrued expenses.......................         62,069
  Dividend payable.......................        562,076
                                            ------------
        Total liabilities................      5,866,743
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $137,618,511
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 600 million shares
    authorized...........................   $  1,376,209
  Additional paid-in capital.............    136,243,588
  Accumulated net realized loss on
    investments..........................         (1,286)
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $137,618,511
                                            ============
  Shares of capital stock outstanding....    137,620,936
                                            ============
  Net asset value per share
    outstanding..........................   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Interest.............................   $  3,379,079
                                            ------------
  Expenses:
    Advisory.............................        150,271
    Administration.......................        120,217
    Shareholder communication............         24,447
    Professional.........................         15,731
    Custodian............................          8,732
    Directors............................          2,337
    Miscellaneous........................          1,536
                                            ------------
        Total expenses...................        323,271
                                            ------------
  Net investment income..................      3,055,808
                                            ------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments.......            780
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  3,056,588
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997            1996
                                                                                         ----------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $  3,055,808    $  4,723,279
    Net realized gain (loss) on investments...........................................            780            (733)
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      3,056,588       4,722,546
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................     (3,055,808)     (4,723,279)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................    140,646,031     237,101,140
    Net asset value of shares issued to shareholders in reinvestment of dividends.....      2,995,478       4,585,514
                                                                                         ------------    ------------
                                                                                          143,641,509     241,686,654
    Cost of shares redeemed...........................................................   (124,370,700)   (211,178,343)
                                                                                         ------------    ------------
    Increase in net assets derived from capital share transactions....................     19,270,809      30,508,311
                                                                                         ------------    ------------
  Net increase in net assets..........................................................     19,271,589      30,507,578
NET ASSETS:
  Beginning of period.................................................................    118,346,922      87,839,344
                                                                                         ------------    ------------
  End of period.......................................................................   $137,618,511    $118,346,922
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                                                             JANUARY 29,
                                              SIX MONTHS                                                       1993 (a)
                                                ENDED                                                          THROUGH
                                               JUNE 30,                 YEAR ENDED DECEMBER 31               DECEMBER 31,
                                                1997*            1996            1995            1994            1993
                                             ---------------------------------------------------------------------------
Net asset value at beginning of period....   $       1.00    $       1.00    $       1.00    $       1.00    $      1.00
                                             ------------    ------------    ------------    ------------    -----------
Net investment income.....................           0.03            0.05            0.05            0.04           0.02
                                             ------------    ------------    ------------    ------------    -----------
Less dividends:
  From net investment income..............          (0.03)          (0.05)          (0.05)          (0.04)         (0.02)
                                             ------------    ------------    ------------    ------------    -----------
Net asset value at end of period..........   $       1.00    $       1.00    $       1.00    $       1.00    $      1.00
                                             ============    ============    ============    ============    ===========
Total investment return (b)...............           2.54%           4.95%           5.59%           3.82%          2.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income...................           5.08%+          4.92%           5.44%           3.97%          2.65%+
  Net expenses............................           0.54%+          0.62%           0.62%           0.62%          0.62%+
  Expenses (before reimbursement).........           0.54%+          0.64%           0.94%           0.89%          1.10%+
Net assets at end of period (in 000's)....   $    137,619    $    118,347    $     87,839    $     71,116    $    26,733

------------
(a)  Commencement of Operations.
(b)  Total return is not annualized.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

LONG-TERM BONDS (96.0%) +
CORPORATE BONDS (47.2%)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
AUTO PARTS/EQUIPMENT (2.2%)
Borg-Warner Automotive, Inc.
 7.00%, due 11/1/06..............  $ 5,000,000    $  4,950,000
                                                  ------------
BANKS (7.0%)
BankAmerica Corp.
 7.75%, due 7/15/02..............    4,000,000       4,150,000
First Union Capital Corp.
 7.935%, due 1/15/27.............    5,000,000       4,918,750
Golden West Financial Corp.
 10.25%, due 12/1/00.............    1,000,000       1,106,250
Republic New York Corp.
 7.75%, due 5/15/09..............    5,000,000       5,225,000
                                                  ------------
                                                    15,400,000
                                                  ------------
CONGLOMERATES-- DIVERSIFIED
 (1.0%)
Harcourt General, Inc.
 9.50%, due 3/15/00..............    2,000,000       2,135,000
                                                  ------------
CONTAINERS (1.7%)
Federal Paper Board Co., Inc.
 10.00%, due 4/15/11.............    3,100,000       3,801,375
                                                  ------------
DATA PROCESSING (1.4%)
International Business Machines
 Corp.
 6.375%, due 6/15/00.............    3,000,000       2,992,500
                                                  ------------
DIVERSIFIED UTILITIES (5.2%)
Consumers Energy Co.
 7.375%, due 9/15/23.............    7,000,000       6,615,000
Niagara Mohawk Power Corp.
 7.375%, due 8/1/03..............    2,000,000       1,957,500
Public Service Co. of Colorado
 6.00%, due 1/1/01...............    3,000,000       2,940,000
                                                  ------------
                                                    11,512,500
                                                  ------------
ELECTRIC UTILITIES (2.2%)
Texas Utilities
 5.75%, due 7/1/98...............    5,000,000       4,981,250
                                                  ------------
FINANCE (6.7%)
Chrysler Financial Corp.
 5.875%, due 2/7/01..............    5,000,000       4,875,000
General Motors Acceptance Corp.
 5.625%, due 2/15/01.............    6,000,000       5,797,500
 9.625%, due 12/15/01............    1,000,000       1,108,750
Mellon Financial Co.
 7.625%, due 11/15/99............    3,000,000       3,090,000
                                                  ------------
                                                    14,871,250
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
FOOD (0.5%)
ConAgra, Inc.
 9.875%, due 11/15/05............  $ 1,000,000    $  1,170,000
                                                  ------------
OIL & GAS (2.0%)
Oryx Energy Co.
 9.50%, due 11/1/99..............    4,235,000       4,462,631
                                                  ------------
PAPER PRODUCTS (2.2%)
Champion International Corp.
 9.875%, due 6/1/00..............    4,500,000       4,876,875
                                                  ------------
RAILROADS (4.6%)
Norfolk Southern Corp.
 6.95%, due 5/1/02...............    5,000,000       5,025,000
 7.80%, due 5/15/27..............    5,000,000       5,112,500
                                                  ------------
                                                    10,137,500
                                                  ------------
RETAIL STORES (7.8%)
Penney (J.C.) Co., Inc.
 6.95%, due 4/1/00...............    5,000,000       5,050,000
Price/Costco, Inc.
 7.125%, due 6/15/05.............    5,000,000       4,987,500
Sears Roebuck & Co.
 8.45%, due 11/1/98..............    7,000,000       7,212,940
                                                  ------------
                                                    17,250,440
                                                  ------------
TELECOMMUNICATION SERVICES (2.7%)
360 Communications Co.
 7.60%, due 4/1/09...............    6,000,000       6,022,500
                                                  ------------
Total Corporate Bonds
 (Cost $102,615,931).............                  104,563,821
                                                  ------------
U.S. GOVERNMENT & FEDERAL
AGENCIES (38.9%)

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (4.5%)
 4.95%, due 9/30/98..............   10,000,000       9,898,200
                                                  ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (14.2%)
 7.00%, due 6/1/12-2/1/27........   17,541,234      17,323,238
 8.00%, due 5/1/25...............   13,861,711      14,203,929
                                                  ------------
                                                    31,527,167
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITY) (2.4%)
 9.00%, due 4/15/26..............  $ 5,000,000    $  5,303,125
                                                  ------------
UNITED STATES TREASURY BONDS
 (9.9%)
 6.50%, due 11/15/26.............   13,000,000      12,449,710
 6.75%, due 8/15/26..............    5,500,000       5,440,655
 7.125%, due 2/15/23.............    4,000,000       4,119,240
                                                  ------------
                                                    22,009,605
                                                  ------------
UNITED STATES TREASURY NOTES
 (7.9%)
 6.25%, due 2/28/02..............    5,000,000       4,968,550
 7.125%, due 2/29/00.............    5,000,000       5,107,400
 7.25%, due 5/15/04..............    7,000,000       7,297,640
                                                  ------------
                                                    17,373,590
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $85,473,978)..............                   86,111,687
                                                  ------------
YANKEE BONDS (9.9%)
BANKS (1.0%)
National Westminster Bancorp,
 Inc.
 9.375%, due 11/15/03............    2,000,000       2,250,000
                                                  ------------
COMMERCIAL PRINTER (2.2%)
Quebecor Printing Capital Corp.
 7.25%, due 1/15/07..............    5,000,000       5,037,500
                                                  ------------
CRUDE PETROLEUM NATURAL GAS
 (2.4%)
Gulf Canada Resources Ltd.
 9.00%, due 8/15/99..............    5,000,000       5,237,500
                                                  ------------
FINANCE (2.3%)
Ford Motor Credit Co.
 7.20%, due 6/15/07..............    5,000,000       5,043,750
                                                  ------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
TELECOMMUNICATION SERVICES (2.0%)
British Telecommunications
 Finance Inc.
 9.375%, due 2/15/99.............  $ 4,200,000    $  4,404,750
                                                  ------------
Total Yankee Bonds
 (Cost $21,509,461)..............                   21,973,500
                                                  ------------
Total Long-Term Bonds
 (Cost $209,599,370).............                  212,649,008
                                                  ------------
SHORT-TERM
INVESTMENTS (2.6%)
COMMERCIAL PAPER (2.6%)
American Express Credit Corp.
 6.00%, due 7/1/97...............      915,000         915,000
Associates Corp. of North America
 5.50%, due on demand (a)........    4,925,000       4,925,000
                                                  ------------
Total Short-Term Investments
 (Cost $5,840,000)...............                    5,840,000
                                                  ------------
Total Investments
 (Cost $215,439,370) (b).........         98.6%    218,489,008(c)
Cash and Other Assets,
 Less Liabilities................          1.4       3,065,654
                                    ----------    ------------
Net Assets.......................        100.0%   $221,554,662
                                    ==========    ============

------------
(a) Adjustable rate. Rate shown is the rate in effect at June 30, 1997.
(b) The cost stated also represents the aggregate cost for Federal income tax purposes.
(c) At June 30, 1997 net unrealized appreciation was $3,049,638, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,614,639 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $565,001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $215,439,370).......   $218,489,008
  Cash...................................            731
  Receivables:
    Investment securities sold...........     10,399,969
    Interest.............................      3,368,051
    Fund shares sold.....................         56,385
                                            ------------
        Total assets.....................    232,314,144
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......     10,303,150
    Fund shares redeemed.................        151,971
    Adviser..............................        137,254
    Administrator........................         18,204
    NYLIAC...............................         18,204
    Directors............................             48
  Accrued expenses.......................        130,651
                                            ------------
        Total liabilities................     10,759,482
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $221,554,662
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    168,205
  Additional paid-in capital.............    213,824,377
  Accumulated undistributed net
    investment income....................      7,125,688
  Accumulated net realized loss on
    investments..........................     (2,613,246)
  Net unrealized appreciation on
    investments..........................      3,049,638
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $221,554,662
                                            ============
  Shares of capital stock outstanding....     16,820,513
                                            ============
  Net asset value per share
    outstanding..........................   $      13.17
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Interest.............................   $  7,689,659
                                            ------------
  Expenses:
    Advisory.............................        275,765
    Administration.......................        220,612
    Shareholder communication............         39,551
    Professional.........................         15,671
    Directors............................          4,213
    Portfolio pricing....................          3,384
    Miscellaneous........................          4,775
                                            ------------
        Total expenses...................        563,971
                                            ------------
  Net investment income..................      7,125,688
                                            ------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net realized loss on investments.......       (826,934)
  Net change in unrealized appreciation
    on investments.......................       (474,654)
                                            ------------
  Net realized and unrealized loss on
    investments..........................     (1,301,588)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  5,824,100
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997            1996
                                                                                         -------------------------
DECREASE IN NET ASSETS:

  Operations:
    Net investment income.............................................................   $  7,125,688    $ 14,382,960
    Net realized gain (loss) on investments...........................................       (826,934)        961,896
    Net change in unrealized appreciation on investments..............................       (474,654)    (10,866,414)
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................      5,824,100       4,478,442
                                                                                         ------------    ------------
  Dividends to shareholders:
    From net investment income........................................................             --     (14,405,743)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     10,108,172      25,643,335
    Net asset value of shares issued to shareholders in reinvestment of dividends.....             --      14,405,743
                                                                                         ------------    ------------
                                                                                           10,108,172      40,049,078
    Cost of shares redeemed...........................................................    (20,752,496)    (38,777,335)
                                                                                         ------------    ------------
    Increase (decrease) in net assets derived from capital share transactions.........    (10,644,324)      1,271,743
                                                                                         ------------    ------------
  Net decrease in net assets..........................................................     (4,820,224)     (8,655,558)
NET ASSETS:
  Beginning of period.................................................................    226,374,886     235,030,444
                                                                                         ------------    ------------
  End of period.......................................................................   $221,554,662    $226,374,886
                                                                                         ============    ============
  Accumulated undistributed net investment income.....................................   $  7,125,688    $         --
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                  SIX MONTHS
                                    ENDED
                                   JUNE 30,                                 YEAR ENDED DECEMBER 31
                                    1997*            1996            1995            1994            1993            1992
                                 --------------------------------------------------------------------------------------------
Net asset value at beginning
  of period...................   $      12.83    $      13.42    $      12.09    $      13.43    $      12.91    $      12.77
                                     --------        --------        --------        --------        --------        --------
Net investment income.........           0.43            0.87            0.88            0.88            0.95            0.92
Net realized and unrealized
  gain (loss) on
  investments.................          (0.09)          (0.59)           1.33           (1.34)           0.53            0.13
                                     --------        --------        --------        --------        --------        --------
Total from investment
  operations..................           0.34            0.28            2.21           (0.46)           1.48            1.05
                                     --------        --------        --------        --------        --------        --------
Less dividends:
  From net investment
    income....................             --           (0.87)          (0.88)          (0.88)          (0.96)          (0.91)
                                     --------        --------        --------        --------        --------        --------
Net asset value at end of
  period......................   $      13.17    $      12.83    $      13.42    $      12.09    $      13.43    $      12.91
                                     ========        ========        ========        ========        ========        ========
Total investment return (a)...           2.69%           2.05%          18.31%          (3.39%)         11.40%           8.26%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.......           6.46%+          6.31%           6.55%           6.53%           6.79%           7.54%
  Net expenses................           0.51%+          0.58%           0.62%           0.62%#          0.27%#          0.25%
  Expenses (before
    reimbursement)............           0.51%+          0.58%           0.91%           0.67%#          0.27%#          0.25%
Portfolio turnover rate.......            141%            103%             81%             88%             41%             10%
Net assets at end of period
  (in 000's)..................   $    221,555    $    226,375    $    235,030    $    206,686    $    228,683    $    203,947

------------
(a)  Total return is not annualized.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Bond Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

COMMON STOCKS (97.8%) +
                                     SHARES          VALUE
                                   ---------------------------
ADVERTISING SALES (0.7%)
Outdoor Systems, Inc. (a)........      126,200    $  4,827,150
                                                  ------------
AEROSPACE/DEFENSE (2.3%)
Coltec Industries Inc. (a).......      270,000       5,265,000
Lockheed Martin Corp. ...........       61,200       6,338,025
Loral Space & Communications Ltd.
 (a).............................      258,500       3,877,500
                                                  ------------
                                                    15,480,525
                                                  ------------
APPAREL MANUFACTURERS (0.7%)
Fruit of the Loom, Inc. Class A
 (a).............................      150,000       4,650,000
                                                  ------------
AUTO & AUTO SERVICES (0.9%)
Tower Automotive, Inc. (a).......      146,200       6,286,600
                                                  ------------
BANKS (5.7%)
Bank of New York Co., Inc.
 (The)...........................      150,000       6,525,000
Chase Manhattan Corp. ...........       90,000       8,735,625
NationsBank Corp. ...............      117,200       7,559,400
Norwest Corp. ...................      125,000       7,031,250
Republic New York Corp. .........       75,000       8,062,500
                                                  ------------
                                                    37,913,775
                                                  ------------
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc. .......      137,000       5,745,437
PepsiCo, Inc. ...................      200,000       7,512,500
                                                  ------------
                                                    13,257,937
                                                  ------------
BUILDING PRODUCTS (1.5%)
Masco Corp. .....................       96,000       4,008,000
Sherwin-Williams Co. ............      200,000       6,175,000
                                                  ------------
                                                    10,183,000
                                                  ------------
BUSINESS SERVICES (0.8%)
AccuStaff, Inc. (a)..............      215,700       5,109,394
                                                  ------------
CAPITAL GOODS (0.5%)
Checkpoint Systems, Inc. (a).....      214,400       3,443,800
                                                  ------------
CHEMICALS (3.7%)
Du Pont (E.I.) De Nemours &
 Co. ............................      110,000       6,916,250
IMC Global Inc. .................      150,000       5,250,000
Praxair, Inc. ...................      100,000       5,600,000
Sealed Air Corp. (a).............      150,000       7,125,000
                                                  ------------
                                                    24,891,250
                                                  ------------
COMMERCIAL SERVICES (1.2%)
CUC International Inc. (a).......      300,000       7,743,750
                                                  ------------


                                     SHARES          VALUE
                                   ---------------------------
COMMUNICATIONS (1.2%)
Northern Telecom Ltd. ...........       60,000       5,460,000
Qwest Communications
 International Inc. (a)..........      103,000       2,806,750
                                                  ------------
                                                     8,266,750
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT
 (8.5%)
Computer Associates
 International, Inc. ............      115,000    $  6,404,062
Computer Sciences Corp. (a)......       90,000       6,491,250
Compuware Corp. (a)..............      125,000       5,968,750
Danka Business Systems PLC ADR
 (b).............................      158,800       6,490,950
FIserv, Inc. (a).................      155,000       6,916,875
FORE Systems Inc. (a)............      200,000       2,725,000
Micron Electronics, Inc. ........      184,000       3,277,500
Microsoft Corp. (a)..............       65,000       8,214,375
Sungard Data Systems Inc. (a)....      150,000       6,975,000
Zebra Technologies Corp. Class A
 (a).............................      110,000       3,066,250
                                                  ------------
                                                    56,530,012
                                                  ------------
DRUGS (8.0%)
American Home Products Corp. ....       70,000       5,355,000
Amgen Inc. (a)...................       50,000       2,906,250
Bristol-Meyers Squibb Co. .......       87,000       7,047,000
Centocor Inc. (a)................      100,000       3,106,250
Genzyme Corp. (a)................      120,000       3,330,000
Johnson & Johnson................      100,000       6,437,500
Lilly (Eli) & Co. ...............       80,000       8,745,000
NABI Inc. (a)....................      245,000       1,623,125
SmithKline Beecham PLC ADR (b)...       90,000       8,246,250
Warner-Lambert Co. ..............       50,000       6,212,500
                                                  ------------
                                                    53,008,875
                                                  ------------
ELECTRICAL (2.8%)
General Electric Co. ............      200,000      13,075,000
Mark IV Industries, Inc. ........      234,945       5,638,680
                                                  ------------
                                                    18,713,680
                                                  ------------
ELECTRONICS (3.8%)
LSI Logic Corp (a)...............      120,000       3,840,000
Philips Electronics N.V. ........      150,000      10,781,250
Teradyne, Inc. (a)...............      180,000       7,065,000
Texas Instruments, Inc. .........       45,300       3,808,031
                                                  ------------
                                                    25,494,281
                                                  ------------
FINANCE (3.5%)
Comdisco Inc. ...................      275,000       7,150,000
Fannie Mae.......................      160,000       6,980,000
Federal Home Loan Mortgage
 Corp. ..........................      160,000       5,500,000
Student Loan Marketing
 Association ....................       30,000       3,810,000
                                                  ------------
                                                    23,440,000
                                                  ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1997 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ---------------------------
FOOD (5.1%)
Archer-Daniels-Midland Co. ......      295,000    $  6,932,500
Chiquita Brands International,
 Inc. ...........................      124,200       1,707,750
CPC International Inc. ..........       80,000       7,385,000
Dole Food Co., Inc. .............      145,000       6,198,750
Sysco Corp. .....................      180,000       6,570,000
Tyson Foods Inc. Class A.........      265,000       5,068,125
                                                  ------------
                                                    33,862,125
                                                  ------------
HEAVY INDUSTRIAL (0.6%)
U.S. Filter Corp. (a)............      139,300       3,795,925
                                                  ------------
HOSPITAL & MEDICAL SERVICES
 (2.1%)
HEALTHSOUTH Corp. (a)............      280,000       6,982,500
Orthodontic Centers of America
 Inc. (a)........................      200,000       3,637,500
Quorum Health Group, Inc. (a)....      100,000       3,575,000
                                                  ------------
                                                    14,195,000
                                                  ------------
HOUSEHOLD PRODUCTS (1.1%)
Colgate-Palmolive Co. ...........      110,000       7,177,500
                                                  ------------
INSURANCE-PROPERTY & CASUALTY
 (4.0%)
Allstate Corp. (The) ............       90,000       6,570,000
American International Group,
 Inc. ...........................       50,000       7,468,750
Chubb Corp. .....................       60,400       4,039,250
Equitable Cos., Inc. (The).......      100,000       3,325,000
Provident Cos., Inc. ............      100,000       5,350,000
                                                  ------------
                                                    26,753,000
                                                  ------------
LODGING &
 RESTAURANTS (3.0%)
Carnival Corp. Class A...........      110,000       4,537,500
Marriott International Inc. .....      110,000       6,751,250
McDonald's Corp. ................      103,200       4,985,850
Wendy's International, Inc. .....      150,000       3,890,625
                                                  ------------
                                                    20,165,225
                                                  ------------
MACHINERY/CAPITAL GOODS (2.5%)
AGCO Corp. ......................      200,000       7,187,500
Stewart & Stevenson Services,
 Inc. ...........................      100,000       2,600,000
Tyco International Ltd. .........      100,000       6,956,250
                                                  ------------
                                                    16,743,750
                                                  ------------
MANUFACTURING (1.4%)
AlliedSignal Inc. ...............      111,000       9,324,000
                                                  ------------

                                     SHARES          VALUE
                                   ---------------------------
MEDIA & INFORMATION
 SERVICES (3.1%)
Cognizant Corp. .................      175,000       7,087,500
Jacor Communications Inc. (a)....      125,500       4,800,375
Time Warner Inc. ................      175,000       8,443,750
                                                  ------------
                                                    20,331,625
                                                  ------------

MEDICAL EQUIPMENT (2.2%)
Becton, Dickinson & Co. .........      125,000    $  6,328,125
Cardinal Health, Inc. ...........       60,000       3,435,000
Medtronic, Inc. .................       60,000       4,860,000
                                                  ------------
                                                    14,623,125
                                                  ------------
OIL & ENERGY SERVICES (6.5%)
Apache Corp. ....................      105,000       3,412,500
Halliburton Co. .................       70,000       5,547,500
McDermott International, Inc. ...      175,000       5,107,813
Mobil Corp. .....................       80,000       5,590,000
Quaker State Corp. ..............      333,000       5,078,250
Schlumberger Ltd. ...............       55,000       6,875,000
Smith International, Inc. (a)....      110,000       6,682,500
Triton Energy Ltd. (a)...........      100,000       4,581,250
XCL Ltd. (a).....................    1,316,800         246,900
                                                  ------------
                                                    43,121,713
                                                  ------------
PACKAGING (0.9%)
Crown Cork & Seal Co., Inc. .....      110,000       5,878,125
                                                  ------------
PAPER & FOREST PRODUCTS (0.7%)
Boise Cascade Corp. .............      138,600       4,894,312
                                                  ------------
POLLUTION CONTROL (0.8%)
Philip Environmental, Inc. (a)...      350,000       5,556,250
                                                  ------------
REAL ESTATE (2.5%)
Chelsea GCA Realty, Inc. ........       96,300       3,659,400
First Industrial Realty Trust,
 Inc. ...........................      175,000       5,118,750
Healthcare Realty Trust Inc. ....      125,000       3,484,375
Liberty Property Trust...........      166,500       4,141,688
                                                  ------------
                                                    16,404,213
                                                  ------------
RETAIL TRADE & MERCHANDISING
 (5.9%)
American Stores Co. .............      150,000       7,406,250
Costco Cos., Inc. (a)............      200,000       6,575,000
CVS Corp. .......................      120,000       6,150,000
Kroger Co. (a)...................      296,000       8,584,000
Smart & Final Inc. ..............      163,000       3,993,500
Wal-Mart Stores, Inc. ...........      200,000       6,762,500
                                                  ------------
                                                    39,471,250
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                   ---------------------------
TELECOMMUNICATIONS (1.6%)
DSC Communication Corp. (a)......      250,000    $  5,562,500
Lucent Technologies Inc. ........       67,000       4,828,187
                                                  ------------
                                                    10,390,687
                                                  ------------
TRANSPORTATION (1.0%)
Wisconsin Central Transport Corp.
 (a).............................      175,000       6,518,750
                                                  ------------
UTILITIES--ELECTRIC (1.4%)
Cinergy Corp. ...................      125,000       4,351,563
CMS Energy Corp. ................      135,000       4,758,750
                                                  ------------
                                                     9,110,313
                                                  ------------
UTILITIES--GAS (0.8%)
Consolidated Natural Gas Co. ....      100,000       5,381,250
                                                  ------------
UTILITIES--TELEPHONE (1.3%)
WorldCom, Inc. (a)...............      262,800       8,409,600
                                                  ------------
WASTE DISPOSAL (1.5%)
Republic Industries Inc. (a).....      150,000       3,637,500
USA Waste Services Inc. (a)......      160,000       6,180,000
                                                  ------------
                                                     9,817,500
                                                  ------------
Total Common Stocks
 (Cost $508,671,935).............                  651,166,017
                                                  ------------
SHORT-TERM
INVESTMENTS (2.8%)

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                   ---------------------------
COMMERCIAL PAPER (2.8%)
American Express Credit Corp.
 6.00%, due 7/1/97...............  $ 2,692,000    $  2,692,000
Associates Corp. of North America
 5.50%, due on demand (c)........   15,240,000      15,240,000
PG&E Corp.
 5.56%, due 7/21/97..............      452,000         450,604
                                                  ------------
Total Short-Term Investments
 (Cost $18,382,604)..............                   18,382,604
                                                  ------------
Total Investments
 (Cost $527,054,539) (d).........        100.6%    669,548,621(e)
Liabilities in Excess of
 Cash and Other Assets...........         (0.6)     (3,637,204)
                                    ----------    ------------
Net Assets.......................        100.0%   $665,911,417
                                    ==========    ============

------------
(a) Non-income producing securities.
(b) ADR--American Depository Receipt.
(c) Adjustable rate. Rate shown is the rate in effect at June 30, 1997.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At June 30, 1997 net unrealized appreciation was $142,494,082, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $151,340,560 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,846,478.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 1997 (Unaudited)

ASSETS:
  Investment in securities, at value
    (identified cost $527,054,539).......   $669,548,621
  Cash...................................      1,163,464
  Receivables:
    Investment securities sold...........      8,855,155
    Dividends and interest...............        700,014
    Fund shares sold.....................        327,265
                                            ------------
        Total assets.....................    680,594,519
                                            ------------
LIABILITIES:
  Payables:
    Investment securities purchased......     13,834,929
    Adviser..............................        386,551
    Fund shares redeemed.................         96,966
    Administrator........................         54,090
    NYLIAC...............................         54,090
    Directors............................            182
  Accrued expenses.......................        256,294
                                            ------------
        Total liabilities................     14,683,102
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $665,911,417
                                            ============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.01 per
    share) 100 million shares
    authorized...........................   $    313,159
  Additional paid-in capital.............    477,147,479
  Accumulated undistributed net
    investment income....................      2,626,362
  Accumulated undistributed net realized
    gain on investments..................     43,330,335
  Net unrealized appreciation on
    investments..........................    142,494,082
                                            ------------
  Net assets applicable to outstanding
    shares...............................   $665,911,417
                                            ============
  Shares of capital stock outstanding....     31,315,890
                                            ============
  Net asset value per share
    outstanding..........................   $      21.26
                                            ============

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (a)........................   $  3,201,912
    Interest.............................        957,543
                                            ------------
        Total income.....................      4,159,455
                                            ------------
  Expenses:
    Advisory.............................        750,553
    Administration.......................        600,443
    Shareholder communication............        140,155
    Professional.........................         20,072
    Directors............................         10,796
    Miscellaneous........................         11,074
                                            ------------
        Total expenses...................      1,533,093
                                            ------------
  Net investment income..................      2,626,362
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.......     43,331,368
  Net change in unrealized appreciation
    on investments.......................     35,721,033
                                            ------------
  Net realized and unrealized gain on
    investments..........................     79,052,401
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 81,678,763
                                            ============

------------
(a) Dividends recorded net of foreign withholding taxes in the amount of $3,626.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (Unaudited) and the year ended December 31, 1996

                                                                                             1997            1996
                                                                                         -------------------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income.............................................................   $  2,626,362    $  4,810,773
    Net realized gain on investments..................................................     43,331,368      69,850,131
    Net change in unrealized appreciation on investments..............................     35,721,033      32,938,177
                                                                                         ------------    ------------
    Net increase in net assets resulting from operations..............................     81,678,763     107,599,081
                                                                                         ------------    ------------
  Dividends and distributions to shareholders:
    From net investment income........................................................             --      (4,810,773)
    From net realized gain on investments.............................................       (152,000)    (69,699,164)
                                                                                         ------------    ------------
        Total dividends and distributions to shareholders.............................       (152,000)    (74,509,937)
                                                                                         ------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares..................................................     48,905,156      74,877,524
    Net asset value of shares issued to shareholders in reinvestment of dividends and
     distributions....................................................................        152,000      74,509,937
                                                                                         ------------    ------------
                                                                                           49,057,156     149,387,461
    Cost of shares redeemed...........................................................    (29,357,913)    (45,298,015)
                                                                                         ------------    ------------
    Increase in net assets derived from capital share transactions....................     19,699,243     104,089,446
                                                                                         ------------    ------------
  Net increase in net assets..........................................................    101,226,006     137,178,590
NET ASSETS:
  Beginning of period.................................................................    564,685,411     427,506,821
                                                                                         ------------    ------------
  End of period.......................................................................   $665,911,417    $564,685,411
                                                                                         ============    ============
  Accumulated undistributed net investment income.....................................   $  2,626,362    $         --
                                                                                         ============    ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                  SIX MONTHS
                                    ENDED
                                   JUNE 30,                                 YEAR ENDED DECEMBER 31
                                    1997*            1996            1995            1994            1993            1992
                                 --------------------------------------------------------------------------------------------
Net asset value at beginning
  of period...................   $      18.63    $      17.22    $      14.69    $      15.64    $      15.53    $      15.57
                                     --------        --------        --------        --------        --------        --------
Net investment income.........           0.08            0.18            0.22            0.22            0.24            0.22
Net realized and unrealized
  gain (loss) on
  investments.................           2.55            4.06            4.06           (0.03)           1.88            1.72
                                     --------        --------        --------        --------        --------        --------
Total from investment
  operations..................           2.63            4.24            4.28            0.19            2.12            1.94
                                     --------        --------        --------        --------        --------        --------
Less dividends and
  distributions:
  From net investment
    income....................             --           (0.18)          (0.22)          (0.22)          (0.25)          (0.22)
  From net realized gain on
    investments...............          (0.00)(a)        (2.65)         (1.53)          (0.92)          (1.76)          (1.76)
                                     --------        --------        --------        --------        --------        --------
Total dividends and
  distributions...............          (0.00)          (2.83)          (1.75)          (1.14)          (2.01)          (1.98)
                                     --------        --------        --------        --------        --------        --------
Net asset value at end of
  period......................   $      21.26    $      18.63    $      17.22    $      14.69    $      15.64    $      15.53
                                     ========        ========        ========        ========        ========        ========
Total investment return (b)...          14.16%          24.50%          29.16%           1.20%          13.71%          12.42%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.......           0.87%+          0.98%           1.29%           1.41%           1.42%           1.50%
  Net expenses................           0.51%+          0.58%           0.62%           0.62%#          0.27%#          0.27%
  Expenses (before
    reimbursement)............           0.51%+          0.58%           0.91%           0.65%#          0.27%#          0.27%
Portfolio turnover rate.......             53%            104%            104%            108%            121%             82%
Average commission rate
  paid........................   $     0.0595    $     0.0595             (c)             (c)             (c)             (c)
Net assets at end of period
  (in 000's)..................   $    665,911    $    564,685    $    427,507    $    330,161    $    319,196    $    272,834

------------
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.
 # At the MainStay VP Series Fund, Inc.'s shareholders meeting on December 14, 1993, the shareholders voted to have the Growth Equity Portfolio assume certain administrative and operating expenses of the Fund previously borne by New York Life.
 +   Annualized.
 *   Unaudited.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) (the "Company") was incorporated under Maryland law on June 3, 1983. The Company is registered under the Investment Company Act of 1940, as amended, ("Investment Company Act") as an open-end diversified management investment company. Cash Management Portfolio, which commenced operations on January 29, 1993 and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Funds") are separate portfolios of the Company. Shares of the Funds are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Funds to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account I, MFA Separate Account II and VLI Separate Account ("Separate Accounts", collectively). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Company are as follows:

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Bond: to seek the highest income over the long term consistent with preservation of principal.

Growth Equity: to seek long-term growth of capital with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the regular close of the Exchange (normally 4:00 P.M., Eastern
Time). Net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser if these prices are

                                                   MAINSTAY VP SERIES FUND, INC.


deemed to be representative of market values at the regular close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the New York Stock Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the New York Stock Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

                                      (C)

REPURCHASE AGREEMENTS. At the time the Funds enter into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in a segregated account of the respective Funds' custodian. In the case of repurchase agreements exceeding one day, the market value of the underlying securities are monitored by the Adviser by pricing them daily. (Also see Note 5).

                                      (D)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for any Portfolio except Cash Management Portfolio which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                      (G)

EXPENSES. Expenses with respect to the Company are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where allocations of direct expenses can otherwise fairly be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY AND ADMINISTRATION FEES. MacKay-Shields Financial Corporation ("MacKay-Shields") acts as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. MacKay-Shields is a registered investment adviser, a wholly-owned subsidiary of NYLIFE Inc. and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life acts as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory agreement.

NYLIAC is Administrator for the Company.

The Company, on behalf of each Portfolio, pays the Advisers and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Fund as follows:

                                                                                           ADVISER      ADMINISTRATOR
                                                                                           ------       -----------
Cash Management Portfolio.............................................................       .25%            .20%
Bond Portfolio........................................................................       .25%            .20%
Growth Equity Portfolio...............................................................       .25%            .20%

The Cash Management, Bond and Growth Equity Portfolios will not have an expense limitation in 1997.

                                                   MAINSTAY VP SERIES FUND, INC.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, NYLIFE Distributors or NYLIFE Securities, are paid an annual fee of $16,000 and $750 for each Board meeting attended plus reimbursement for travel and out-of-pocket expenses. The Company allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Portfolios. For the period ended June 30, 1997, these fees were as follows:

Cash Management Portfolio..............................................................................     $ 2,727
Bond Portfolio.........................................................................................       4,920
Growth Equity Portfolio................................................................................      12,582

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1996, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, are available to the extent provided by regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                                     CAPITAL LOSS
                                                                                   AVAILABLE THROUGH   AMOUNT (000'S)
                                                                                   ----------------    -------------
Cash Management Portfolio........................................................         2003             $    1
                                                                                          2004                  1
                                                                                                           ------
                                                                                                           $    2
                                                                                                           ======
Bond Portfolio...................................................................         2002             $1,786
                                                                                                           ======

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

Each Portfolio may enter into repurchase agreements to earn income. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six month period ended June 30, 1997, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                                 BOND                    GROWTH EQUITY
                                                                               PORTFOLIO                   PORTFOLIO
                                                                        PURCHASES       SALES       PURCHASES       SALES
                                                                        ---------------------------------------------------
U.S. Government Securities............................................. $146,698      $ 181,020     $     --      $      --
All others.............................................................  150,806        117,258      339,534        300,749
                                                                         --------------------------------------------------
Total.................................................................. $297,504      $ 298,278     $339,534      $ 300,749
                                                                        ===================================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the six month period ended June 30, 1997 and the year ended December 31, 1996 were as follows:

                                                         CASH MANAGEMENT                 BOND               GROWTH EQUITY
                                                            PORTFOLIO                 PORTFOLIO               PORTFOLIO
                                                        1997          1996         1997        1996        1997        1996
                                                      -----------------------------------------------------------------------
Shares sold..........................................  140,649       237,105         783       1,940       2,503       3,863
Shares issued in reinvestment of dividends and
  distributions......................................    2,995         4,586          --       1,117           8       3,968
                                                      -----------------------------------------------------------------------
                                                       143,644       241,691         783       3,057       2,511       7,831
Shares redeemed...................................... (124,373)     (211,181)     (1,611)     (2,923)     (1,503)     (2,346)
                                                      -----------------------------------------------------------------------
Net increase (decrease)..............................   19,271        30,510        (828)        134       1,008       5,485
                                                      =======================================================================

                                                   MAINSTAY VP SERIES FUND, INC.

                             OFFICERS AND DIRECTORS
                        Richard M. Kernan, Jr., Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        Anthony W. Polis, Treasurer
                        A. Thomas Smith III, Secretary
                        Marc J. Chalfin, Controller

                              INVESTMENT ADVISERS
                        MacKay-Shields Financial Corporation
                        New York Life Insurance Company

                                 ADMINISTRATOR
                        New York Life Insurance and Annuity Corporation

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A. (formerly Chemical Bank)

                            INDEPENDENT ACCOUNTANTS
                        Price Waterhouse LLP

The financial information included herein is taken from the records of the Funds without examination by the Funds' independent accountants, who do not express an opinion thereon.

[NEW YORK LIFE LOGO]                                                ------------
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION                       Bulk Rate
51 MADISON AVENUE (ROOM 2105)                                       U.S. Postage
NEW YORK, NEW YORK 10010                                                PAID
                                                                    Secaucus, NJ
                                                                    Permit No.38
                                                                    ------------



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